BNY FINANCIAL CORPORATION

A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK- FOUNDED 1784 BY ALEXANDER HAMILTON



                         1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                           212-408-7000



October 6, 1995



Bernard Chaus, Inc.
1410 Broadway
New York, NY 10018


Gentlemen/women:

     Reference is made to the Restated and Amended Financing Agreement between us bearing the effective date of February 21, 1995, as supplemented and amended (the "Financing Agreement"). Any capitalized terms used but not defined herein shall have the meanings set forth in the Financing Agreement.

     It is hereby agreed that effective as of September 28, 1995, the Financing Agreement shall be amended as follows:

     1. Paragraph 2(a) shall be amended so as to provide that the limit on the aggregate amount of Loans outstanding at any time shall be increased from $40,000,000 to $47,000,000 during the period commencing on October 1, 1995 and ending on November
30,  1995  (the  "Increase  Period").    Accordingly,  during  the
Increase Period only, the references to the amount $40,000,000 in the eighth and twelfth lines of Paragraph 2(a) shall be amended
to read $47,000,000.   At the end of the Increase Period such
references shall revert back to the original amount of $40,000,000.

     2. The definition of Applicable Permitted Overadvances set forth in Paragraph 8 shall be amended to read in its entirety as follows:

          " `Applicable Permitted Overadvances' shall mean solely with respect to the period commencing on September 28, 1995 and ending on July 4, 1996, provided that no Event of Default has occurred or is continuing (in which event the overadvance shall be immediately repaid in its entirety), the amounts set forth below:

     9/28/95 - 10/28/95                      $6,000,000
     10/29/95 - 11/4/95                       1,525,000
     11/5/95 - 11/28/95                       5,125,000
     11/29/95 - 12/4/95                               0
     12/5/95 - 12/28/95                       2,950,000






     12/29/95 - 1/4/96                          175,000
     1/5/96 - 1/28/96                         3,775,000
     1/29/96 - 2/4/96                         1,775,000
     2/5/96 - 2/28/96                         5,950,000
     2/29/96 - 3/4/96                         2,725,000
     3/5/96 - 3/28/96                         6,700,000
     3/29/96 - 4/4/96                         2,725,000
     4/5/96 - 4/28/96                         6,100,000
     4/29/96 - 5/4/96                         1,500,000
     5/5/96 - 5/28/96                         4,775,000
     5/29/96 - 6/4/96                         3,125,000
     6/5/96 - 6/28/96                         6,250,000
     6/29/96 - 7/4/96                         2,475,000"


     3. Paragraph 9(a)(vi) shall be amended to read in its entirety as follows:

     "( vi ) permit your Tangible Net Worth (equity plus subordinated debt minus goodwill and intangible assets) to be less than the following amounts as of the following dates:

               As of September 30, 1995      ($11,500,000)
               As of December 31, 1995       ($12,500,000)
               As of March 31, 1996          ($13,500,000)
               As of June 30, 1996           ($14,500,000)

               Intangible assets include write ups, unamortized debt discount and expense, unamortized deferred charges, patents, licenses, R&D expenses, and other intangible items."

     4. Paragraph 9(a) (vii) shall be amended to read in its entirety as follows:

     "( vii )  permit your Working Capital (the amount by which
               your   current   assets   exceed   your   current
               liabilities) to be less than the following amounts on the following dates:

               As of September 30, 1995      ($14,000,000)
               As of December 31, 1995       ($14,500,000)
               As of March 31, 1996          ($15,000,000)
               As of June 30, 1996            ($15,500,000)"


     5. The unnumbered paragraph following Paragraphs 9(a) (vi) and (vii) shall be amended to read as follows:

               "The amounts set forth in the above subsections
          (vi) and (vii) shall be amended for the fiscal years ending June 30, 1997 and June 30, 1998 upon receipt by us at least 30 days prior to June 30th of each year of
          your business plan.   If you fail to deliver such








          business plan or after receipt of same you and we cannot agree on amended financial covenants, then you agree that your net loss for any fiscal quarter during which these covenants are not in effect shall not be more than $1,000,000."


     Except as set forth herein, the Financing Agreement shall remain in full force and effect in accordance with its terms.

     If you are in agreement with the foregoing, please so indicate by signing and returning the enclosed copy of this letter.


                         Very truly yours,
                         BNY FINANCIAL CORPORATION


                         By: /s/ Andrew Rogow
                             -------------------
                         Title: Vice President

BERNARD CHAUS, INC.


By: /s/ Wayne Miller
    ------------------
Title: Executive Vice President-
       Finance and Administration